UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2018

Owens Corning

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-33100	43-2109021
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Owens Corning Parkway Toledo, Ohio		43659
(Address of Principal Executive Offices)		(Zip Code)

(419) 248-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

In connection with the sale of $400,000,000 aggregate principal amount of 4.400% senior notes due 2048 by Owens Corning (the “Company”), the Company is filing herewith the following exhibits to its Registration Statement on Form S-3 (File No. 333-222514):

1.	Underwriting Agreement, dated as of January 23, 2018, by and among the Company, the guarantors party thereto and Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, acting as representatives of the several underwriters named therein.

2.	Tenth Supplemental Indenture, dated as of January 25, 2018, by and among the Company, the guarantors party thereto and Wells Fargo Bank, National Association, as Trustee.

3.	Form of 4.400% Senior Note due 2048 and Notation of Guarantee.

4.	Opinion of Jones Day.

5.	Opinion of Stites & Harbison PLLC.

6.	Opinion of Reinhart Boerner Van Deuren s.c.

7.	Opinion of K&L Gates LLP.

8.	Consent of Jones Day.

9.	Consent of Stites & Harbison PLLC.

10.	Consent of Reinhart Boerner Van Deuren s.c.

11.	Consent of K&L Gates LLP.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of January 23, 2018, by and among the Company, the guarantors party thereto and Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, acting as representatives of the several underwriters named therein.

4.1	Tenth Supplemental Indenture, dated as of January 25, 2018, by and among the Company, the guarantors party thereto and Wells Fargo Bank, National Association, as Trustee.

4.2	Form of 4.400% Senior Note due 2048 and Notation of Guarantee (included in Exhibit 4.1)

5.1	Opinion of Jones Day.

5.2	Opinion of Stites & Harbison PLLC.

5.3	Opinion of Reinhart Boerner Van Deuren s.c.

5.4	Opinion of K&L Gates LLP.

23.1	Consent of Jones Day (included in Exhibit 5.1).

23.2	Consent of Stites & Harbison PLLC (included in Exhibit 5.2).

23.3	Consent of Reinhart Boerner Van Deuren s.c. (included in Exhibit 5.3).

23.4	Consent of K&L Gates LLP (included in Exhibit 5.4).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS CORNING

January 25, 2018	By:	/s/ Ava Harter
Ava Harter
Senior Vice President, General Counsel and Secretary